Exhibit 10.3

ASSIGNMENT

This Assignment is made as of the 2nd day of July, 2010, by INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation (“Assignor”) to and for the benefit of INLAND DIVERSIFIED ELK GROVE CALVINE, L.L.C., a Delaware limited liability company (“Assignee”).

Assignor does hereby sell, assign, transfer, set over and convey unto Assignee all of its right, title and interest (i) as Buyer under that certain Agreement for Purchase and Sale of Real Property and Joint Escrow Instructions dated as of May 6, 2010, as amended, (the “Agreement”) by and between Calvine South, LLC, a California limited liability company, as seller, and Assignor, as buyer, for the sale and purchase of the property commonly known as 8810 Calvine Road, Elk Grove, Sacramento County, California, and (ii) under all estoppel certificates and letters delivered to Assignor in connection with the Agreement, including without limitation (a) that certain Estoppel Certificate dated June 15, 2010, from Kohl’s Department Stores, Inc. to Assignor, (b) that certain Declaration Estoppel Certificate dated June 10, 2010, from Calvine South, LLC, (c) that certain Declaration Estoppel Certificate dated June 14, 2010, from Horst Allendorfer and (d) that certain Declaration Estoppel Certificate dated July 1, 2010 from Calvine South, LLC.

Assignor represents and warrants that it is the Buyer under the Agreement, and that it has not sold, assigned, transferred, or encumbered such interest in any way to any other person or entity.  By acceptance hereof, Assignee accepts the foregoing assignment and agrees, from and after the date hereof, to (i) perform all of the obligations of Buyer under the Agreement, and (ii) indemnify, defend, protect and hold Assignor harmless from and against all claims and liabilities arising under the Agreement.

IN WITNESS WHEREOF, Assignor and Assignee have executed this instrument as of the date first written above.

ASSIGNOR:

INLAND REAL ESTATE ACQUISITIONS, INC.

an Illinois corporation

By: /s/ Lou Quilici

Name: Lou Quilici

As Its: Authorized Agent

ASSIGNEE:

INLAND DIVERSIFIED ELK GROVE CALVINE, L.L.C., a Delaware limited liability company

By:   Inland Diversified Real Estate Trust, Inc., a Maryland corporation, its sole member

By:     /s/ Charles Benvenuto

Name: Charles Benvenuto

Its:     Authorized Agent and Attorney